UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

New York, NY 10105

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

March 31, 2022

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc.

Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	9
Portfolio of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	27
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements	35
Additional Information	38
Privacy Policy	39

SEMI-ANNUAL REPORT: (4Q 2021-1Q 2022) (UNAUDITED)

Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

We are pleased to report the Bluerock Total Income+ Real Estate Fund (“TI+” or the “Fund”) has delivered a 27.25% net return for the one-year period ended March 31, 2022 (Class A shares, no load), outperforming the NCREIF Property Index (NPI), the flagship index of institutional real estate, by over 500 basis points during the period. While economic and financial conversations have shifted over the past few months from post-pandemic recovery to higher inflation, rising interest rates, and heightened geopolitical tensions, institutional real estate has continued to perform well, driven by strong operating fundamentals, high occupancy rates and robust income growth across many sectors. The Fund’s strategic overweights to the industrial, residential, life science and other specialty sectors, which represent over 85% of the portfolio, have been a key contributor to the Fund’s overall performance as secular drivers, such as e-commerce, biomedical research and demographic tailwinds continue to propel demand for assets in these sectors. We believe high quality, well-located assets remain attractively positioned to continue to capitalize on these long-term trends in which TI+ is focused.

Looking back on the Fund’s six months ending March 31, 2022, we note the following highlights:

FUND HIGHLIGHTS

MILESTONE $5 BILLION NET ASSETS UNDER MANAGEMENT (AUM)
We are proud to report the Fund’s net assets under management crossed the $5 billion mark in Q1 of 2022. We believe this is a testament to the Fund’s nearly 10-year track record of delivering an actively managed, diverse, institutional real estate portfolio for the individual investor.

INDEX OUTPERFORMANCE
The Fund[1] has outperformed the NCREIF Property Index in the trailing one-, two-, three-, four-, and five-year periods, demonstrating the consistent success of the Fund’s strategy over both short- and longer-term periods. We believe the active approach in managing the portfolio, particularly through the pandemic, has driven the Fund’s outperformance.

STRATEGIC ALLOCATION TO TOP PERFORMING REAL ESTATE SECTORS
Over 85% of the Fund’s current allocation is to industrial, multifamily, life science and specialty sectors. The Fund’s strategic overweight to these sectors, and conversely underweighting traditional office and retail sectors, is a key differentiator of TI+ relative to its peers and public market alternatives.

1)	TI+ A-shares no load. Past Performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCK.COM

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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Market Positioning

The headline consumer price index (CPI) reported an 8.5% year-over-year increase in March 2022, the highest rate of inflation in 40 years. In response, yields on nearly all fixed income instruments rose significantly. As a result, Bond performance has been challenged in this environment as values have declined. The equity markets roared ahead in 2021, but have taken a step back in 2022 due to rising rates and the Federal Reserve’s targeted interest rate increases to help curb inflation. We believe the current inflationary and rising interest rate environment has strengthened our investment case for institutional private real estate, particularly given the Fund’s focus on the high demand sectors of industrial, multifamily, life science and other specialty sectors, where rent growth remains robust.

High Demand Real Estate Sectors Have Outperformed Inflation

2)	Cumulative Rent Growth from Q4 2019-Q4 2021; Represents U.S. only. “Industrial” and “Malls” sourced from CBRE EA. “Multifamily” sourced from RealPage. “Life Science” sourced from Blackstone Life Science. ”“CPI” sourced from Federal Reserve Economic Data.
3)	Underlying Fund portfolio data as of 4.19.22, portfolio holdings subject to change

Institutional Private Real Estate has Delivered Positive Returns and Outperformed Bonds in All Rising 10-Year Treasury Rate Periods Since 1978

Source: Morningstar Direct, National Council of Real Estate Investment Fiduciaries (NCREIF) Property Index (NPI) annualized return, Bloomberg Aggregate Bond Index Annualized Return

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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Outlook

We believe the current market presents attractive opportunities for both institutional private real estate and TI+. While bond markets grapple with rising interest rates and stock markets hinge on Federal Reserve actions, institutional private real estate has historically performed well during inflationary periods.

A key factor going forward remains the ability to dynamically manage the Fund’s investment allocations as opportunities are presented, with an underpinning focus on capital preservation. Sector selection is also critical, as performance between the top performing sector, industrial (TI+ largest allocation), and bottom performing sector, retail (TI+ smallest allocation), has diverged to a historically wide margin as measured by the institutional real estate index (NCREIF NPI). The Fund’s investment strategy is thematic-based, attempting to capitalize on long-term structural trends, not just economic cycles. Accordingly, the Fund plans to maintain its focus on the industrial, apartment, life science and other specialty sectors. We believe the growth of e-commerce will drive the industrial sector’s outperformance and that overall housing shortages will continue to push apartment and single-family rental housing demand higher, while specialty property sectors such as life sciences stand to benefit from increased pharmaceutical research and development and an aging population.

The Fund offers unique access to a highly diverse, actively managed, institutional private real estate portfolio, which has produced attractive risk-adjusted returns since inception. We believe the combination of total return and low volatility, combined with 37 consecutive quarterly distributions*, make the Fund a valuable allocation for investment portfolios.

We thank you for your continued support of Bluerock and we look forward to reporting to you in the future.

Sincerely,

Adam Lotterman	Jordan Ruddy
Co-Chief Investment Officer and	Co-Chief Investment Officer
Senior Portfolio Manager	and Portfolio Manager
Bluerock Total Income+ Real Estate Fund	Bluerock Total Income+ Real Estate Fund

FUND SUB-ADVISORS

About Mercer Investment Management
Mercer Investment Management, Inc. (“Mercer”), acts as sub-advisor to the Fund’s private real estate investments. For more than 75 years, Mercer has been one of the world’s leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 10,000 clients worldwide, and over $17.3 trillion in assets under advisement (as of 6.30.2021). Mercer works to evaluate over 7,500 investment managers and over 35,500 individual investments/strategies (as of 3.31.2022) and works with Bluerock to select a strategic combination of ‘best-in-class’ institutional real estate managers and investments for the Fund.

About DWS
DWS Group GmbH and Co. KGaA (“DWS”), through its indirect subsidiary RREEF Investment, LLC, acts as sub-advisor to the Fund’s public real estate securities investments and is a registered investment adviser under the Investment Advisers Act of 1940. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $1.0 trillion in assets under management and works with 1500+ institutional clients. Of that total, approximately $86.5 billion of AUM is invested in public and private real estate globally, making DWS one of the largest real estate managers in the world (as of 12.31.2021).

*The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.

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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Performance

From inception (10.22.2012) through 3.31.2022, TI+ (A Shares) generated a cumulative total return of 129.83%, or 9.22% annualized (load waived). The Fund was able to accomplish this primarily through private real estate investments, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund currently offers five share classes outstanding: A, C, I, L and M Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 3.31.2022†

	One Year	Three Year	Five Year	Since Inception[4]
TI+ Class A (TIPRX)	27.25%	11.84%	10.09%	9.22%
TI+ Class A with Max Sales Charge[5]	19.94%	9.65%	8.80%	8.53%
TI+ Class C (TIPPX)	26.35%	11.02%	9.28%	8.42%
TI+ Class C with Load[6]	25.35%	11.02%	9.28%	8.42%
TI+ Class I (TIPWX)	27.63%	12.13%	10.37%	9.48%
TI+ Fund - Class L (TIPLX)	26.96%	11.56%	9.82%	8.95%
TI+ Class L with Max Sales Charge[5]	21.55%	9.96%	8.87%	8.44%
TI+ Fund - Class M (TIPMX)	26.64%	11.29%	9.55%	8.68%

4)	Since Inception returns as of October 22, 2012. Actual Inception date of the A Shares is October 22, 2012. Actual Inception date of the Fund’s C and I Shares is April 1, 2014. Actual Inception date for the L Shares is June 1, 2017. Actual inception date for the M shares is December 27, 2021.
5)	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25%. Investors may be eligible for a reduction in sales charges.
6)	Adjusted for early withdrawal charge of 1.00%.

†	Returns for Class C, Class I, Class L and Class M Shares prior to their inception dates are based on the performance of Class A Shares. For Class C, Class L , and Class M Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.09% for Class A, 2.81% for Class C, 1.83% for Class I, 2.35% for Class L, and 2.58% for Class M per the February 1, 2022 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2023, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C, 1.70% for Class I, 2.20% for Class L, and 2.45% for Class M, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

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Geographic Diversification	Sector Diversification
The regions and allocations presented represent the Fund’s institutional fund investments as of 3.31.2022, but is subject to change at any time.	The sector diversification presented represents examples of how the Fund’s institutional fund investments are allocated as of 3.31.2022, but is subject to change at any time.

Highlighted Assets

SECTOR: APARTMENT
Kestra | Orlando, FL | CBRE U.S. Core Partners

SECTOR: APARTMENT
Encore at Forest Park | St. Louis, MO | Invesco U.S. Income Fund

SECTOR: INDUSTRIAL
Fallbrook Industrial Park | Houston, TX | Clarion Lion Industrial Trust

SECTOR: LIFE SCIENCE
400 Dexter | Seattle, WA | Clarion Lion Properties Fund

SECTOR: INDUSTRIAL
3301 Hogum Bay Road | Lacey, WA | Morgan Stanley Prime Property Fund

SECTOR: APARTMENT
Rollin Flats | Seattle, WA | Stockbridge Smart Markets Fund

SECTOR: MEDICAL OFFICE
Anchor-Greenville Phase II | Greenville, SC | Carlyle Property Investors

As of 3.31.2022. The properties shown here are currently owned by the underlying third party institutional private equity real estate funds described herein. Diversification does not ensure profit and Holdings are subject to change.

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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Fund Holdings

As of 3.31.2022, the Gross Asset Value of the underlying real estate in the institutional private real estate funds in which TI+ is invested is nearly $334 billion, comprising approximately 6,100 properties across the United States.

7)	Occupancy rates reported from underlying managers, average is the simple average of all private funds. Generally excludes properties under construction, but generally includes properties in lease-up.
8)	Weighted average loan to value: outstanding loan balance divided by the total value of the underlying real estate. For IQHQ, Harrison Street Life Science, and Harrison Street Data Center, estimated based on expected leverage target.
9)	The Fund expects to invest in the privately offered subordinate classes of K-Notes. Because more-senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.
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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Definitions

NFI-ODCE: a capitalization-weighted, gross of fee, time-weighted return index with an inception date of December 31, 1977. Supplemental data is also provided, such as equal-weight and net of fee returns, for informational purposes and additional analysis.

iPERE/NCREIF Property Index (NPI): Institutional private equity real estate (iPERE) can be described as high-quality commercial properties that are usually congregated in large investment portfolios managed professionally on behalf of third-party owners or beneficiaries. The leading benchmark index for iPERE is the National Council of Real Estate Investment Fiduciaries Price Index (NPI) which represents a collection of 10,000+ institutional properties representing all major commercial property types within the U.S. The NPI is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment.

Sources: Morningstar Direct, Standard & Poors, Yahoo Finance, Federal Reserve Economic Data. Institutional Real Estate: Yield is from the NCREIF Property Index (NPI) as of 3.31.2022, The NPI is a leading benchmark index for Institutional Real Estate which represents a collection of 10,000+ institutional properties representing all major commercial property types within the U.S. The NPI is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment. Bloomberg Barclays U.S. Aggregate Bond Index: A broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. Risks include rising interest rates or other economic factors that may negatively affect the value of the underlying bonds.

You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Additionally, a rise in interest rates could cause a decline in the value of fixed income securities. The referenced yields are shown for general market comparisons. Past performance is not a guarantee of future results.

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Risk Disclosures

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets across the various asset classes in which it invests and to select investments in each such asset class. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Since inception, the Fund has made 37 repurchase offers, of which 33 have resulted in the repurchase of all shares tendered and four have resulted in the repurchase of less than all shares tendered. In connection with the May 2022 repurchase offer, the Fund repurchased all shares tendered for repurchase. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund is “non-diversified” under the Investment Company Act of 1940 and therefore may invest more than 5% of its total assets in the securities of one or more issuers. As such, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown.

The Fund will concentrate its investments in real estate industry securities. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii)changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi)casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change; and (x) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

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SEMI-ANNUAL REPORT (4Q 2021 - 1Q 2022) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

A significant portion of the Fund’s underlying investments are in private real estate investment funds managed by institutional investment managers (“Institutional Investment Funds”). Investments in Institutional Investment Funds pose specific risks, including: such investments require the Fund to bear a pro rata share of the vehicles’ expenses, including management and performance fees; the Advisor and Sub-Advisor will have no control over investment decisions may by such vehicle; such vehicle may utilize financial leverage; such investments have limited liquidity; the valuation of such investment as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party.

Additional risks related to an investment in the Fund are set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following: convertible securities risk; correlation risk; credit risk; fixed income risk; leverage risk; risk of competition between underlying funds; and preferred securities risk.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Bluerock Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling toll free 844-819-8287, or online at bluerock.com/ti-fund/documents. The prospectus should be read carefully before investing.

The Bluerock Total Income+ Real Estate Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Fund Advisor, LLC is not affiliated with ALPS, Mercer Investment Management, or DWS.

Additional fund performance details available at bluerock.com/ti-fund/performance. Investors may be eligible for a reduction in sales charges. Please see the Fund Prospectus for details. Please note that the indices are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

There are limitations when comparing the Bluerock Total Income+ Real Estate Fund to Stock, Bond, and Public Real Estate indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity only on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Real estate securities may decline because of adverse developments affecting the real estate industry and real property values. You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Please see definitions for a description of the risks and comparisons of the investment indexes selected.

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Bluerock Total Income+ Real Estate Fund	Portfolio Review

March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended March 31, 2022, compared to its benchmarks:

Bluerock Total Income+ Real Estate Fund:	6 Month	One Year	Three Year	Five Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*	Since Inception Class M*
Class A
Without Load	16.26%	27.25%	11.84%	10.09%	9.22%	–	–	–
With Load(a)	9.58%	19.94%	9.65%	8.80%	8.53%	–	–	–
Class C
Without Load	15.87%	26.35%	11.02%	9.28%	–	8.07%	–	–
With Load(b)	14.87%	25.35%	11.02%	9.28%	–	8.07%	–	–
Class I	16.42%	27.63%	12.13%	10.37%	–	9.17%	–	–
Class L
Without Load	16.11%	26.96%	11.56%	–	–	–	9.77%	–
With Load(c)	11.18%	21.55%	9.96%	–	–	–	8.78%	–
Class M	–	–	–	–	–	–	–	7.87%
S&P 500 Total Return Index	5.92%	15.65%	18.92%	15.99%	15.20%	13.75%	15.83%	-5.08%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	2.14%	2.00%	2.36%	1.91%	-5.89%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, Class L commenced operations June 1, 2017, and Class M commenced operations December 27, 2021.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Semi-Annual Report | March 31, 2022	9

Bluerock Total Income+ Real Estate Fund	Portfolio Review

March 31, 2022 (Unaudited)

Total returns are calculated using closing Net Asset Value as of March 31, 2022, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2022. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund's average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2023 unless and until the Board approves its modification or termination. After January 31, 2023, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion.

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.09%, 2.81%, 1.83%, 2.35% and 2.58% for Class A, Class C, Class I, Class L and Class M, respectively, per the February 1, 2022 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of March 31, 2022
Percent of Net Assets
Private Real Estate Securities	81.69%
Real Estate Debt Securities	6.13%
Short-Term Investment	12.81%
Public Equity Real Estate Securities	1.79%
Total Investments	102.42%
Liabilities in Excess of Other Assets	(2.42)%
Total Net Assets	100.00%

See the Portfolio of Investments in this report for a more detailed account of the Fund’s holdings.

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Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (81.69%)(a)
Apartments (8.42%)
Bridge Workforce Housing Fund I, LP	N/A	$103,085,050
Clarion Gables Multifamily Trust	47,285	84,387,725
Cortland Growth & Income Fund	75,525	125,369,450
Sentinel Real Estate Fund	1,058	127,321,860
		440,164,085
Data Centers (0.31%)
Harrison Street Data Center Fund(b)	N/A	16,310,316

Diversified (45.84%)
AEW Core Property Trust	840	1,069,557
Ares Real Estate Enhanced Income Fund	N/A	119,715,138
Bain Capital Real Estate Fund I	N/A	87,345,303
Blackstone Property Partners U.S.	45,885	83,994,676
Bridge Debt Strategies Fund III, LP	N/A	66,892,432
Bridge Debt Strategies Fund IV, LP	N/A	74,357,406
Brookfield Premier Real Estate Partners	190,370	330,953,672
Carlyle Property Investors	69,618	130,395,294
CBRE U.S. Core Partners, LP	31,687,739	63,516,978
Clarion Lion Properties Fund	111,925	216,076,727
Harrison Street Core Property Fund	35,400	54,388,655
Invesco Core Real Estate Fund	568	129,038,422
Invesco U.S. Income Fund LP	101,498	178,535,351
Morgan Stanley Prime Property Fund LLC	12,925	300,335,402
PGIM PRISA II	99,360	156,371,742
PGIM PRISA III	46,688	135,975,350
Principal Enhanced Property Fund LP	6,175,011	98,550,006
RREEF America REIT II, Inc.	512,415	81,018,473
Stockbridge Smart Markets Fund	10,937	22,690,921
Stockbridge Value Fund II	N/A	1,944,186
TA Realty Core Property Fund, LP	41,568	64,268,290
		2,397,433,981
Industrial (23.00%)
Ares Industrial Real Estate Fund	60,160	172,975,765
Clarion Lion Industrial Trust	65,438	234,272,388
Prologis Targeted U.S. Logistics Fund	142,179	455,149,475
Realterm Logistics Income Fund LP	85,429	148,303,006
RREEF Core Plus Industrial Fund LP	760,505	166,781,032
TA Realty Logistics Fund, LP	21,653	25,590,708
		1,203,072,374
Life Science (4.12%)
Blackstone Property Partners Life Science	N/A	87,836,044
Harrison Street Life Science(b)	N/A	9,865,215
IQHQ, Inc.(b)(c)	6,020,470	118,001,212
		215,702,471
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $3,218,728,082)		4,272,683,227

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (6.13%)
American Campus Communities Operating Partnership LP, 3.625%, 11/15/2027	$2,708,000	$2,684,733
Boston Properties LP, 2.900%, 3/15/2030	1,411,000	1,335,287
Care Capital Properties, 5.125%, 8/15/2026	1,680,000	1,718,507
EPR Properties, 4.500%, 6/01/2027	1,323,000	1,304,552
Essex Portfolio LP, 3.875%, 5/01/2024	1,290,000	1,304,599

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	11

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2022 (Unaudited)

Security	Principal	Value
Federal Realty Investment Trust, 4.500%, 12/01/2044	$1,344,000	$1,358,916
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028(a)(c)	1,070,958,553	5,700,712
FREMF 2018-K82 Mortgage Trust, Class D, PO, 0.000%, 10/25/2028(a)(c)	100,392,906	58,497,039
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028(a)(c)	262,694,906	1,462,685
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029(a)(c)	1,183,895,199	7,202,818
FREMF 2019-K101 Mortgage Trust, Class D, PO, 0.000%, 1/25/2030(a)(c)	109,477,635	57,930,529
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030(a)(c)	270,043,635	1,730,170
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029(a)(c)	1,128,900,605	6,415,542
FREMF 2019-K91 Mortgage Trust, Class D, PO, 0.000%, 10/25/2029(a)(c)	103,857,565	56,171,987
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029(a)(c)	247,526,565	1,506,199
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026(a)(c)	58,088,000	50,844,775
FREMF 2021-KF132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031(a)(c)	978,964,689	7,309,929
FREMF 2021-KF132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031(a)(c)	230,992,666	1,769,866
FREMF 2021-KF132 Mortgage Trust, Class D, PO, 0.000%, 12/25/2031(a)(c)	60,501,666	25,306,395
Kimco Realty Corp., 3.700%, 10/01/2049	2,580,000	2,386,629
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/01/2029	4,367,000	4,323,330
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	2,695,000	2,502,879
National Retail Properties, Inc., 3.500%, 4/15/2051	2,683,000	2,359,870
Realty Income Corp., 3.400%, 1/15/2028	1,186,000	1,182,627
Service Properties Trust, 4.350%, 10/01/2024	1,389,000	1,336,913
Simon Property Group LP, 3.300%, 1/15/2026	1,052,000	1,058,800
Simon Property Group LP, 2.650%, 7/15/2030	1,381,000	1,302,374
Simon Property Group LP, 3.800%, 7/15/2050	1,545,000	1,523,583
Spirit Realty LP, 2.100%, 3/15/2028	1,123,000	1,016,725
Spirit Realty LP, 3.200%, 2/15/2031	1,414,000	1,349,512
Ventas Realty LP, 2.650%, 1/15/2025	2,329,000	2,284,938
Ventas Realty LP, 3.250%, 10/15/2026	1,008,000	997,959
Ventas Realty LP, 5.700%, 9/30/2043	2,047,000	2,419,650
Welltower, Inc., 4.250%, 4/15/2028	965,000	1,000,505
WP Carey, Inc., 4.000%, 2/01/2025	2,159,000	2,204,933
TOTAL REAL ESTATE DEBT SECURITIES (Cost $316,198,499)		320,806,467

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (1.79%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(d)	140,161	39,245
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		39,245

Publicly Traded Real Estate Investment Trusts (1.40%)
Advertising (0.08%)
Lamar Advertising Co., Class A	33,855	3,933,274
		3,933,274
Apartments (0.12%)
Apartment Income REIT Corp.	12,671	677,392
AvalonBay Communities, Inc.	15,637	3,883,762
Independence Realty Trust, Inc.	27,710	732,652
Mid-America Apartment Communities, Inc.	5,499	1,151,765
		6,445,571
Communications (0.12%)
Crown Castle International Corp.	16,349	3,018,025
SBA Communications Corp.	10,056	3,460,270
		6,478,295
Data Centers (0.20%)
Digital Realty Trust, Inc.	34,450	4,885,010

The accompanying notes are an integral part of these financial statements.

12

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2022 (Unaudited)

Security	Shares	Value
Data Centers (continued)
Equinix, Inc.	7,832	$5,808,368
		10,693,378
Healthcare (0.18%)
Medical Properties Trust, Inc.	103,362	2,185,073
Omega Healthcare Investors, Inc.	29,996	934,675
Ventas, Inc.	16,628	1,026,945
Welltower, Inc.	52,559	5,053,022
		9,199,715
Hotels (0.10%)
Ryman Hospitality Properties, Inc.(b)	42,482	3,941,055
Sunstone Hotel Investors, Inc.(b)	86,957	1,024,354
		4,965,409
Industrial (0.09%)
EastGroup Properties, Inc.	6,200	1,260,336
Prologis, Inc.	21,070	3,402,384
		4,662,720
Manufactured Homes (0.05%)
Sun Communities, Inc.	14,666	2,570,803
		2,570,803
Office (0.02%)
Boston Properties, Inc.	8,112	1,044,825
		1,044,825
Regional Malls (0.07%)
Simon Property Group, Inc.	26,210	3,448,188
		3,448,188
Self-Storage (0.18%)
Extra Space Storage, Inc.	23,899	4,913,634
Life Storage, Inc.	26,213	3,681,092
Public Storage	2,717	1,060,391
		9,655,117
Shopping Center (0.03%)
Inventrust Properties Corp.	8,129	250,213
NETSTREIT Corp.	51,285	1,150,835
		1,401,048
Single Tenant (0.16%)
Agree Realty Corp.	40,818	2,708,683
Essential Properties Realty Trust, Inc.	109,830	2,778,699
Realty Income Corp.	43,654	3,025,222
		8,512,604
Total Publicly Traded Real Estate Investment Trusts (Cost $65,272,296)		73,010,947

Preferred Real Estate Securities (0.39%)
Data Center (0.04%)
Digital Realty Trust, Inc., Series L, 5.200%	81,613	2,032,164
		2,032,164
Diversified (0.08%)
DigitalBridge Group, Inc., Series J, 7.125%	92,216	2,279,579
EPR Properties, Series G, 5.750%	70,571	1,693,704
		3,973,283
Industrial (0.06%)
PS Business Parks, Inc., Series Z, 4.875%	58,429	1,372,497
PS Business Parks, Inc., Series X, 5.250%	42,000	1,059,660
Rexford Industrial Realty, Inc., Series B, 5.875%	37,750	949,413
		3,381,570

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	13

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2022 (Unaudited)

Security	Shares	Value
Office (0.04%)
Vornado Realty Trust, Series O, 4.450%	90,823	$1,819,185
		1,819,185
Self-Storage (0.08%)
AGREE REALTY 4.250%, Series A	72,228	1,435,893
National Storage Affiliates Trust, Series A, 6.000%	62,123	1,581,651
Public Storage, Series Q, 3.950%	69,143	1,407,060
		4,424,604
Shopping Center (0.03%)
Kimco Realty Corp., Series L, 5.125%	62,475	1,568,122
		1,568,122
Single Tenant (0.03%)
Spirit Realty Capital, Inc., Series A, 6.000%	64,526	1,623,474
		1,623,474
Single-Family Rental (0.03%)
American Homes 4 Rent, Series G, 5.875%	65,750	1,649,010
		1,649,010
Total Preferred Real Estate Securities (Cost $21,273,985)		20,471,412

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $86,597,908)		93,521,604

SHORT TERM INVESTMENT (12.81%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 0.120%(e) (Cost $669,954,294)	669,954,294	669,954,294

TOTAL INVESTMENTS (102.42%) (Cost $4,291,478,783)		$5,356,965,592
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.42%)		(126,813,720)
NET ASSETS (100.00%)		$5,230,151,872

Common Abbreviations

IO - Interest Only Security

PO – Principal Only Security

(a)	All or a portion of these securities are segregated as collateral for the Line of Credit as of March 31, 2022.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate market value of those securities was $399,849,858, representing 7.65% of net assets.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $39,245, representing 0.00% of net assets.
(e)	The rate shown is the 7-day effective yield as of March 31, 2022.

The accompanying notes are an integral part of these financial statements.

14

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities

March 31, 2022 (Unaudited)

ASSETS
Investments, at value (Cost $4,291,478,783)	$5,356,965,592
Receivable for shares sold	33,324,943
Dividends and interest receivable	27,738,549
Prepaid expenses and other assets	210,250
Total Assets	5,418,239,334
LIABILITIES
Line of credit payable	180,000,000
Line of credit interest payable	106,764
Investment advisory fees payable	6,215,130
Shareholder servicing fees payable	296,266
Administration fees payable	206,915
Transfer agency fees payable	442,219
Distribution fees payable	414,938
Accrued expenses and other liabilities	405,230
Total Liabilities(a)	188,087,462
NET ASSETS	$5,230,151,872
NET ASSETS CONSIST OF
Paid-in capital	$4,076,758,130
Total distributable earnings	1,153,393,742
NET ASSETS	$5,230,151,872
PRICING OF SHARES
Class A:
Net asset value, per share	$36.61
Net assets	$739,846,039
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,209,708
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$38.84
Class C:
Net asset value, per share	$34.51
Net assets	$618,533,893
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	17,922,720
Class I:
Net asset value, per share	$37.43
Net assets	$3,725,975,050
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	99,549,770
Class L:
Net asset value, per share	$36.17
Net assets	$110,123,976
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,044,484
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$37.78
Class M:
Net asset value, per share	$34.53
Net assets	$35,672,914
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,032,953

(a)	Separately, see Note 8 Commitment and Contingencies for detail on unfunded commitments.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	15

Bluerock Total Income+ Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME
Dividend Income	$47,127,237
Interest Income	10,097,839
Total Investment Income	57,225,076

EXPENSES
Investment Advisory fees	29,223,842
Administrative fees	576,032
Transfer Agency fees	1,778,532
Shareholder servicing fees:
Class A	781,813
Class C	663,918
Class L	119,052
Distribution fees:
Class C	1,991,755
Class M	29,717
Class L	119,052
Legal fees	59,999
Audit and tax fees	14,559
Reports to shareholders and printing fees	385,140
Custody fees	67,028
Chief compliance officer fees	36,473
Interest expense (See Note 9)	1,288,612
Trustees' fees	75,343
Other expenses	172,333
Total Expenses	37,383,200
Recoupment of previously waived fees (See Note 3)	460,240
Net Expenses	37,843,440
Net Investment Income	19,381,636
Net realized gain/(loss) on investments	16,607,751
Net change in unrealized appreciation/(depreciation) on investments	561,977,511
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	578,585,262
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$597,966,898

The accompanying notes are an integral part of these financial statements.

16

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$19,381,636	$41,994,881
Net realized gain on investments	16,607,751	26,780,286
Net change in unrealized appreciation on investments	561,977,511	371,899,418
Net Increase in Net Assets Resulting from Operations	597,966,898	440,674,585

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(2,690,970)	(11,117,116)
From return of capital	(14,649,033)	(16,790,002)
Class C
From distributable earnings	(2,386,452)	(9,669,663)
From return of capital	(12,282,641)	(13,554,500)
Class I
From distributable earnings	(13,255,283)	(28,322,736)
From return of capital	(64,681,317)	(53,334,407)
Class L
From distributable earnings	(405,380)	(1,622,830)
From return of capital	(2,231,061)	(2,506,782)
Class M
From distributable earnings	(137,540)	–
From return of capital	(226,899)	–
Total Distributions to Shareholders	(112,946,576)	(136,918,036)

BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	120,825,939	99,334,955
Distributions reinvested	7,993,173	13,307,570
Shares redeemed	(31,080,936)	(97,571,135)
Shares transferred out(a)	(6,109,798)	(26,740,491)
Class C
Shares sold	83,258,398	58,875,954
Distributions reinvested	8,856,550	14,215,722
Shares redeemed	(13,656,286)	(63,536,358)
Shares transferred out(a)	(8,059,640)	(6,518,764)
Class I
Shares sold	1,402,132,471	732,585,726
Distributions reinvested	33,073,515	36,284,955
Shares redeemed	(72,170,937)	(321,594,589)
Shares transferred in(b)	14,622,574	33,728,094
Class L
Shares sold	12,758,739	10,344,422
Distributions reinvested	1,678,032	2,733,534
Shares redeemed	(2,696,466)	(6,683,966)
Shares transferred out(a)	(453,136)	(468,839)
Class M
Shares sold	33,842,410	–
Distributions reinvested	268,633	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	1,585,083,235	478,296,790
Net increase in net assets	2,070,103,557	782,053,339

NET ASSETS:
Beginning of year/period	3,160,048,315	2,377,994,976
End of year/period	$5,230,151,872	$3,160,048,315

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	17

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Other Information
Share Transactions:
Class A
Beginning shares	17,561,636	17,973,066
Shares sold	3,515,657	3,286,699
Distributions reinvested	230,994	441,606
Shares redeemed	(915,640)	(3,252,326)
Shares transferred out(a)	(182,939)	(887,409)
Net increase/(decrease) in shares outstanding	2,648,072	(411,430)
Ending shares	20,209,708	17,561,636
Class C
Beginning shares	15,754,446	15,677,939
Shares sold	2,572,467	2,036,019
Distributions reinvested	271,416	496,961
Shares redeemed	(425,685)	(2,228,298)
Shares transferred out(a)	(249,924)	(228,175)
Net increase in shares outstanding	2,168,274	76,507
Ending shares	17,922,720	15,754,446
Class I
Beginning shares	60,339,974	45,032,151
Shares sold	39,929,844	23,556,038
Distributions reinvested	933,426	1,175,998
Shares redeemed	(2,076,191)	(10,521,668)
Shares transferred in(b)	422,717	1,097,455
Net increase in shares outstanding	39,209,796	15,307,823
Ending shares	99,549,770	60,339,974
Class L
Beginning shares	2,712,664	2,516,381
Shares sold	376,713	344,076
Distributions reinvested	49,066	91,549
Shares redeemed	(80,786)	(223,825)
Shares transferred out(a)	(13,173)	(15,517)
Net increase in shares outstanding	331,820	196,283
Ending shares	3,044,484	2,712,664
Class M
Beginning shares	–	–
Shares sold	1,024,949	–
Distributions reinvested	8,004	–
Net increase in shares outstanding	1,032,953	–
Ending shares	1,032,953	–

(a)	Shares transferred out is a net reduction in shares of a particular class resulting from transfers to other share classes.
(b)	Shares transferred in is a net increase in shares of a particular class resulting from transfers from other share classes.

The accompanying notes are an integral part of these financial statements.

18

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2022 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$597,966,898
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(1,235,078,420)
Proceeds from disposition of investment securities	99,630,049
Net purchases of short-term investment securities	(500,264,558)
Net realized gain on investments	(16,607,751)
Net change in unrealized appreciation/(depreciation) on investments	(561,977,511)
Discount and premiums amortized	(5,616,307)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(10,977,819)
Prepaid expenses and other assets	(124,851)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	70,360
Investment advisory fees payable	2,519,933
Administrative fees payable	39,553
Transfer agency fees payable	(135,112)
Distribution fees payable	110,924
Trustees' fees payable	(12,500)
Interest due on line of credit payable	11,831
Accrued expenses and other liabilities	(99,603)
Net Cash Used in Operating Activities	(1,630,544,884)

Cash Flows from Financing Activities:
Change in Line of Credit Borrowing	180,000,000
Proceeds from shares sold	1,630,094,236
Payment on shares redeemed	(119,604,625)
Cash distributions paid	(61,076,673)
Net Cash Provided by Financing Activities	1,629,412,938

Net Change in Cash	(1,131,946)

Cash Beginning of Period	$1,131,946
Cash End of Period	$–

Non-cash financing Activities not included herein consist of reinvestment of distributions of:	$51,869,903
Cash paid for interest on lines of credit during the Period was:	1,276,781

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	19

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Net asset value, beginning of year/period	$32.66		$29.26	$30.43	$30.00	$29.37	$29.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.50	0.46	0.33	0.21	0.23
Net realized and unrealized gain/(loss)	4.71		4.50	(0.05)	1.69	2.00	1.56
Total from investment operations	4.87		5.00	0.41	2.02	2.21	1.79
DISTRIBUTIONS:
From net investment income	–		–	(0.06)	–	–	–
From net realized gain on investments	(0.13)		(0.63)	(1.02)	(0.32)	(0.54)	(0.37)
Return of capital	(0.79)		(0.97)	(0.50)	(1.27)	(1.04)	(1.18)
Total distributions	(0.92)		(1.60)	(1.58)	(1.59)	(1.58)	(1.55)
Net asset value, end of year/period	$36.61		$32.66	$29.26	$30.43	$30.00	$29.37
TOTAL RETURN(b)(c)	15.09	%(d)	17.68%	1.38%	6.94%	7.69%	6.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$739,846		$573,540	$525,950	$536,913	$373,488	$291,772
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.98	%(g)	2.09%	2.15%	2.20%	2.43%	2.37%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.02	%(g)	2.06%	2.17%	2.21%	2.37%	2.21%
Ratio of net investment income to average net assets(f)	0.97	%(g)	1.65%	1.53%	1.10%	0.71%	0.80%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.91	%(g)	1.98%	1.91%	1.94%	1.99%	2.04%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.95	%(g)	1.95%	1.93%	1.95%	1.93%	1.89%
Portfolio turnover rate	1	%(d)	26%	27%	8%	13%	16%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

20

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Net asset value, beginning of year/period	$30.90		$27.89	$29.22	$29.02	$28.63	$28.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04		0.26	0.23	0.10	(0.01)	0.01
Net realized and unrealized gain/(loss)	4.44		4.27	(0.04)	1.63	1.93	1.52
Total from investment operations	4.48		4.53	0.19	1.73	1.92	1.53
DISTRIBUTIONS:
From net investment income	–		–	(0.06)	–	–	–
From net realized gain on investments	(0.13)		(0.63)	(0.98)	(0.32)	(0.52)	(0.37)
Return of capital	(0.74)		(0.89)	(0.48)	(1.21)	(1.01)	(1.14)
Total distributions	(0.87)		(1.52)	(1.52)	(1.53)	(1.53)	(1.51)
Net asset value, end of year/period	$34.51		$30.90	$27.89	$29.22	$29.02	$28.63
TOTAL RETURN(b)(c)	14.67	%(d)	16.81%	0.63%	6.15%	6.86%	5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$618,534		$486,734	$437,183	$401,507	$290,549	$232,200
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.71	%(g)	2.81%	2.90%	2.95%	3.18%	3.13%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.71	%(g)	2.81%	2.92%	2.96%	3.12%	2.97%
Ratio of net investment income/(loss) to average net assets(f)	0.25	%(g)	0.91%	0.79%	0.35%	(0.04)%	0.05%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.64	%(g)	2.70%	2.66%	2.69%	2.74%	2.79%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.64	%(g)	2.70%	2.68%	2.70%	2.68%	2.63%
Portfolio turnover rate	1	%(d)	26%	27%	8%	13%	16%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	21

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Net asset value, beginning of year/period	$33.35		$29.80	$30.92	$30.40	$29.70	$29.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.58	0.56	0.42	0.29	0.31
Net realized and unrealized gain/(loss)	4.82		4.61	(0.07)	1.72	2.01	1.57
Total from investment operations	5.02		5.19	0.49	2.14	2.30	1.88
DISTRIBUTIONS:
From net investment income	–		–	(0.06)	–	–	–
From net realized gain on investments	(0.13)		(0.63)	(1.04)	(0.32)	(0.54)	(0.37)
Return of capital	(0.81)		(1.01)	(0.51)	(1.30)	(1.06)	(1.19)
Total distributions	(0.94)		(1.64)	(1.61)	(1.62)	(1.60)	(1.56)
Net asset value, end of year/period	$37.43		$33.35	$29.80	$30.92	$30.40	$29.70
TOTAL RETURN(b)(c)	15.24	%(d)	17.99%	1.61%	7.23%	7.91%	6.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$3,725,975		$2,012,129	$1,341,848	$1,040,017	$471,116	$257,366
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.73	%(g)	1.83%	1.91%	1.94%	2.22%	2.15%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.75	%(g)	1.81%	1.91%	1.95%	2.15%	1.99%
Ratio of net investment income to average net assets(f)	1.20	%(g)	1.89%	1.82%	1.38%	0.95%	1.06%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.66	%(g)	1.72%	1.67%	1.69%	1.75%	1.80%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.68	%(g)	1.70%	1.67%	1.70%	1.68%	1.64%
Portfolio turnover rate	1	%(d)	26%	27%	8%	13%	16%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017(a)
Net asset value, beginning of year/period	$32.31		$29.02	$30.25	$29.89	$29.34	$29.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.11		0.42	0.37	0.26	0.13	(0.06)
Net realized and unrealized gain/(loss)	4.66		4.46	(0.03)	1.68	1.99	0.76
Total from investment operations	4.77		4.88	0.34	1.94	2.12	0.70
DISTRIBUTIONS:
From net investment income	–		–	(0.06)	–	–	–
From net realized gain on investments	(0.13)		(0.63)	(1.01)	(0.32)	(0.53)	–
Return of capital	(0.78)		(0.96)	(0.50)	(1.26)	(1.04)	(0.78)
Total distributions	(0.91)		(1.59)	(1.57)	(1.58)	(1.57)	(0.78)
Net asset value, end of year/period	$36.17		$32.31	$29.02	$30.25	$29.89	$29.34
TOTAL RETURN(c)(d)	14.94	%(e)	17.38%	1.14%	6.70%	7.40%	2.40	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$110,124		$87,645	$73,014	$88,605	$42,975	$5,059
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.24	%(h)	2.35%	2.40%	2.44%	2.84%	2.83	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.27	%(h)	2.31%	2.41%	2.46%	2.74%	2.63	%(h)
Ratio of net investment income/(loss) to average net assets(g)	0.71	%(h)	1.40%	1.25%	0.87%	0.44%	(0.64	)%(h)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.17	%(h)	2.24%	2.17%	2.18%	2.27%	2.35	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.20	%(h)	2.20%	2.18%	2.20%	2.17%	2.14	%(h)
Portfolio turnover rate	1	%(e)	26%	27%	8%	13%	16	%(e)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	23

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

(a)	Class L commenced operations June 1, 2017.
(b)	Per share amounts are calculated using the average shares method.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(e)	Not annualized.
(f)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Bluerock Total Income+ Real Estate Fund - Class M	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period Ended March 31, 2022(a) (Unaudited)
Net asset value, beginning of period	$31.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	–
Net realized and unrealized gain	3.20
Total from investment operations	3.20

DISTRIBUTIONS:
From net realized gain on investments	(0.13)
Return of capital	(0.32)
Total distributions	(0.45)

Net asset value, end of period	$34.53
TOTAL RETURN(c)(d)	6.45	%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,673
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.39	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.39	%(h)
Ratio of net investment income to average net assets(g)	0.00	(h)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.34	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.34	%(h)
Portfolio turnover rate	1	%(e)

(a)	Class M commenced operations on December 27, 2021.
(b)	Per share amounts are calculated using the average shares method.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(e)	Not annualized.
(f)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2022	25

Bluerock Total Income+ Real Estate Fund	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Information about the Fund's senior securities as of March 31, 2022 is shown in the following table:

	For the Period Ended March 31, 2022 (unaudited)	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Total Amount Outstanding under Line of Credit (000's)	$180,000	N/A $	274,000	$148,100	$103,200	$73,000
Asset Coverage Per $1,000 of Line of Credit(a)	30,056	N/A	9,679	14,957	12,416	11,773

(a)	Calculated as the difference between the Fund's total assets and total liabilities (excluding the indebtedness represented by the Line of Credit) and dividing by the total amount outstanding on the Line of Credit. The Asset Coverage Ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Line of Credit Outstanding).

The accompanying notes are an integral part of these financial statements.

26

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

1.  ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies."

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund invests in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Semi-Annual Report | March 31, 2022	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of March 31, 2022, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs.

28

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$–	$4,272,683,227
Real Estate Debt Securities	–	320,806,467	–	320,806,467
Public Non-Traded Real Estate Investment Trusts	–	–	39,245	39,245
Publicly Traded Real Estate Investment Trusts	73,010,947	–	–	73,010,947
Preferred Real Estate Securities	20,471,412	–	–	20,471,412
Short Term Investments	669,954,294	–	–	669,954,294
TOTAL	$763,436,653	$320,806,467	$39,245	$5,356,965,592

(a) In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

C. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Purchase discounts and premiums on securities are accreted and amortized to the earliest call date of the respective securities.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2022, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the six months ended March 31, 2022, the Fund declared distributions to shareholders in the amount of $112,946,576, which resulted in $61,076,673 elected to be paid in cash and $51,869,903 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $57,225,076, net realized gains/(loss) on investments totaling $16,607,751, net change in unrealized appreciation on investments of $561,977,511 and net expenses of $37,843,440.

Semi-Annual Report | March 31, 2022	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the six months ended March 31, 2022, the Fund’s Class A Shares had a starting NAV of $32.66, paid distributions of $0.92 and had an ending NAV of $36.61. The Fund’s Class C Shares had a starting NAV of $30.90, paid distributions of $0.87 and had an ending NAV of $34.51. The Fund’s Class I Shares had a starting NAV of $33.35, paid distributions of $0.94 and had an ending NAV of $37.43. The Fund’s Class L Shares had a starting NAV of $32.31, paid distributions of $0.91 and had an ending NAV of $36.17. The Fund’s Class M Shares had a starting NAV of $31.78, paid distributions of $0.45 and had an ending NAV of $34.53.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at https://bluerock.com/ti-fund/performance.

F. Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation ( “FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder.

G. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.  ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

A. Advisory Fees – Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2022, the Advisor earned advisory fees of $29,223,842.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund's average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2023 unless and until the Board approves its modification or termination. After January 31, 2023, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion. During the six months ended March 31, 2022, the Advisor recouped previously waived fees of $460,240. Cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $56,475 and will expire during the 2024 fiscal year.

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.025% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, and 0.05% for $2 billion or more in total Fund assets invested in private real estate assets.

30

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Under the terms of a sub-advisory agreement between the Advisor and RREEF, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the six months ended March 31, 2022, the Fund incurred shareholder servicing fees of $781,813, $663,918 and $119,052 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the six months ended March 31, 2022, the Fund incurred distribution fees of $1,991,755, $119,052 and $29,717 for Class C, Class L and Class M Shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2022, the Distributor received $2,596,300 in underwriting commissions for sales of Class A shares, of which $434,439 was retained by the principal underwriter or other affiliated broker-dealers. For the six months ended March 31, 2022, the Distributor received $221,542 in underwriting commissions for sales of Class L shares, of which $49,624 was retained by the principal underwriter or other affiliated broker-dealers. For the six months ended March 31, 2022, the Distributor received $816,516 in underwriting commissions for sales of Class C.

C. ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration, compliance, and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration, compliance, and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

E. Trustees – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $37,500, paid quarterly, of which $25,000 is paid in cash and the remaining $12,500 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2022, amounted to $1,235,078,420 and $99,630,049, respectively.

5.  REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

Semi-Annual Report | March 31, 2022	31

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

During the six months ended March 31, 2022, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 23, 2021	December 28, 2021
Repurchase Request Deadline	November 4, 2021	February 8, 2022
Repurchase Pricing Date	November 4, 2021	February 8, 2022

Net Asset Value as of Repurchase Offer Date:
Class A	$32.94	$34.95
Class C	$31.14	$32.97
Class I	$33.65	$35.71
Class L	$32.58	$34.54
Class M	N/A	$32.98
Amount Repurchased:
Class A	$15,070,359	$16,010,577
Class C	$6,419,936	$7,236,350
Class I	$32,177,074	$39,993,863
Class L	$1,560,810	$1,135,656
Class M	N/A	$–

Total Number of Shares Tendered:	1,667,876	1,830,426
Percentage of Shares Tendered that were Repurchased:	100.00%	100.00%

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2021	$–	$50,732,345	$86,185,691
2020	6,428,107	76,787,908	40,411,164

As of March 31, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$1,126,753,342	$(61,266,533)	$1,065,486,809	$4,291,478,783

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(13,782,564)	$588,085,033	$574,302,469

The Fund elected to defer late year ordinary losses in the amount of $13,782,564.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2021 as follows:

Paid-in Capital	Total Distributable Earnings
$(1,221,548)	$1,221,548

32

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital in the amount of $1,358,774.

7.  EARLY WITHDRAWAL CHANGE

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the six months ended March 31, 2022, the Fund did not receive any such fees.

8.  COMMITMENTS AND CONTINGENCIES

Commitments – As of March 31, 2022, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$1,069,557	$–	Quarterly	45
Ares Industrial Real Estate Fund	172,975,765	200,000,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	119,715,138	429,192	Quarterly	90
Bain Capital Real Estate Fund I	87,345,303	37,062,446	None	None
Bain Capital Real Estate Life Science	–	75,000,000	None	None
Blackstone Property Partners U.S.	83,994,676	70,000,000	Quarterly	90
Blackstone Property Partners Life Science	87,836,044	20,891,191	Annual	180
Bridge Debt Strategies Fund III, LP	66,892,432	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	74,357,406	25,480,698	None	None
Bridge Workforce Housing Fund I, LP	103,085,050	–	None	None
Brookfield Premier Real Estate Partners	330,953,672	60,000,000	Quarterly	90
Carlyle Property Investors	130,395,294	200,000,000	Quarterly	90
CBRE U.S. Core Partners, LP	63,516,978	205,000,000	Quarterly	60
CBRE U.S. Logistics Partners, LP	–	280,000,000	Quarterly	90
Cortland Growth & Income Fund	125,369,450	250,000,000	Quarterly	90
Clarion Gables Multifamily Trust	84,387,725	60,000,000	Quarterly	90
Clarion Lion Industrial Trust	234,272,388	50,000,000	Quarterly	90
Clarion Lion Properties Fund	216,076,727	–	Quarterly	90
Harrison Street Core Property Fund	54,388,655	–	Quarterly	45
Harrison Street Life Science Fund	9,865,215	8,323,500	None	None
Harrison Street Data Center Fund	16,310,316	8,373,786	None	None
Invesco Core Real Estate Fund	129,038,422	–	Quarterly	45
Invesco U.S. Income Fund LP	178,535,351	80,000,000	Quarterly	45
IQHQ, Inc.	118,001,212	–	None	None
Morgan Stanley Prime Property Fund LLC	300,335,402	170,000,000	Quarterly	90
PGIM PRISA II	156,371,742	–	Quarterly	90
PGIM PRISA III	135,975,350	50,618,755	Quarterly	90
Principal Enhanced Property Fund LP	98,550,006	–	Quarterly	90
Prologis Targeted U.S. Logistics Fund	455,149,475	250,000,000	Quarterly	90
Realterm Logistics Income Fund LP	148,303,006	80,000,000	Quarterly	90
RREEF America REIT II, Inc.	81,018,473	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	166,781,032	60,000,000	Quarterly	60
Sentinel Real Estate Fund	127,321,860	50,000,000	Daily	*
Stockbridge Smart Markets Fund	22,690,921	60,000,000	Quarterly	45
Stockbridge Value Fund II	1,944,186	511,701	None	None
TA Realty Core Property Fund LP	64,268,290	20,000,000	Quarterly	45
TA Realty Logistics Fund LP	25,590,708	77,450,000	Quarterly	45
Total	$4,272,683,227	$2,454,715,330

*	Written notice required for redemption, no minimum timeline required.

Semi-Annual Report | March 31, 2022	33

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

9.  LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to annual renewal and other limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement are subject to a maximum borrowing amount of $500,000,000 and bear interest up to the rate of 3 month LIBOR plus 205 basis points at the time of borrowing. During the six months ended March 31, 2022, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense for the six months ended March 31, 2022 were $86,788,732, 2.28% and $1,288,612 respectively. Note, of the total interest expense incurred, $893,126 was related to fees on unused borrowings. As of March 31, 2022, the Fund had outstanding borrowings of $180,000,000 under the Credit Agreement.

10. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on May 9, 2022 which resulted in 2.67% of the Fund's shares being repurchased for $153,819,784.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

34

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2022 (Unaudited)

At a meeting held on November 12, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the Bluerock Total Income+ Real Estate Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the 1940 Act, approved the renewal of the Investment Advisory Agreement (the “Bluerock Agreement”) with Bluerock Fund Advisor, LLC (“Bluerock”) as well as the renewal of the Sub-Advisory Agreement (the “Mercer Agreement”) between Bluerock and Mercer Investment Management, Inc. (“Mercer”) and the Sub-Advisory Agreement (the “RREEF Agreement”) between Bluerock and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisers”).

In evaluating Bluerock and the Sub-Advisers and the fees charged under the Bluerock Agreement, Mercer Agreement, and RREEF Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew each Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Bluerock Agreement

Nature, Extent and Quality of Services. The Board reviewed materials provided by Bluerock relating to the Bluerock Agreement. With respect to the nature, extent and quality of services provided, the Trustees reviewed a description of the manner in which investment decisions were made for the Fund, the services provided by Bluerock, as well as each sub-adviser, the experience of the professional personnel performing services for the Fund, and Bluerock’s approach to risk mitigation.

The Board recognized the depth and experience of Bluerock personnel responsible for providing services to the Fund, noting the continuity of the team. The Trustees agreed that Bluerock provided access to its most senior personnel to the Board, who were forthcoming and transparent regarding the Fund’s operations and prospects. The Board also considered the depth and scope of the investment services provided to the Fund by Bluerock, including with respect to the monitoring and oversight of multiple sub -advisers, the research and review associated with making investment decisions for the Fund, and general oversight of the Fund’s other service providers. The Board recognized the significant investments made by Bluerock to obtain each sub-adviser’s expertise for the benefit of the shareholders, such as Bluerock’s engagement of RREEF to gain exposure to the Freddie K markets. The Board took note of the efforts of Bluerock to actively manage the Fund’s portfolio, which required significant time and attention to evaluate and document complex investments. The Board also considered the breath of services provided, including valuation support, reporting, liquidity management, and compliance. The Board reviewed the proactive efforts of Bluerock’s management to navigate the pandemic driven recession and market recovery. The Board, including the Independent Trustees, concluded that Bluerock, with its quality and depth of personnel, resources, investment methods and compliance policies and procedures, had shown itself as very strong in performing its duties under the Bluerock Agreement, particularly when taking into account the challenges presented by the pandemic. The Board acknowledged the dedication of Bluerock’s investment team and their efforts to deliver the Fund’s investment objectives and actively monitor the performance of the Sub-Advisers. Accordingly, the Trustees agreed that they were impressed with the nature, overall quality and extent of the management services provided by Bluerock.

Performance. The Board considered the performance of the Fund (Class A shares, load waived) as compared to the performance of a group of three similarly structured closed-end interval funds with comparable investment objectives to that of the Fund (the “Peer Group”), and benchmark indices across bonds, equity and Public REITs, represented by the Bloomberg U.S. Aggregate Bond Index (“Bond Index”), S&P 500 Total Return Index (“S&P 500”), and the MSCI U.S. REIT Index (“REIT Index”), respectively. The Board also considered the performance of the Fund compared to the ODCE and a blended index reflecting the returns of a mix of Private REIT and Public REIT investments comprised of the ODCE and REIT Index weighted at 80% and 20%, respectively (the “Blended Index”).

The Board considered that for the one-year period ended September 30, 2021, the Fund’s Class A shares’ performance was within the range of its Peer Group, but with substantially less volatility, thereby delivering superior risk-adjusted returns. When expanded out to 1-year, 2-year, 3-year, 4-year, 5-year, and since inception periods (combined “all time periods”), the Board noted that the Fund had outperformed its peers on a risk-adjusted basis. Additionally, the Fund outperformed the ODCE Index for all time periods on a net basis except for marginal underperformance on the since inception period, and outperformed the Blended Index over the 2-year, 3-year, and 5-year periods on a net basis. The Board observed that Class A shares’ absolute performance against broader indices was mixed, but provided outsized risk-adjusted returns relative to the REIT Index, Bond Index, and S&P 500 Index. The Board noted Bluerock primarily targeted delivering superior risk-adjusted returns in managing the strategy. With respect to the Fund’s risk-adjusted returns, the Trustees also noted that the Fund was ranked the top performing fund on a risk-adjusted basis across the entire Morningstar universe of real estate funds for the five-year’s ended September 30, 2021. The Board considered the Fund’s low correlation to the Public REIT market and recognized Bluerock’s expertise in employing the Fund’s strategy. Based on the information provided, the Board agreed that Bluerock had provided a disciplined thematic approach to investing to drive performance, and concluded that Bluerock had met the Fund’s investment objectives and that it was very satisfied with the Fund’s performance, particularly on a risk-adjusted basis.

Fees and Expenses. As to the costs of the services provided by Bluerock, the Trustees considered a comparison of the Fund’s advisory fee and overall expenses to the Peer Group. The Board considered that the Fund’s advisory fee of 1.50% was above the average, but equal to one of the peers. The Board also considered the net expense ratio of the Fund, noting it was approximately in line with the Peer Group average. The Board noted that the Peer Group was determined based on comparable interval fund structure, investment strategy and minimum assets under management. The Trustees noted that Bluerock had agreed to reimburse expenses to limit net annual operating expenses and considered the significant skill and expertise provided by Bluerock, as well as the investments made towards the success of the Fund’s strategy. The Board noted ancillary benefits derived by Bluerock. The Board considered the fees charged by the Sub-Advisers, including the breakpoints in sub-advisory fees, and discussed the allocation of duties among Bluerock and each sub-adviser. In light of these factors, the Board concluded that the advisory fee was not unreasonable relative to the value provided by Bluerock.

Semi-Annual Report | March 31, 2022	35

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2022 (Unaudited)

Profitability. The Board considered the profitability of Bluerock and whether such profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis for the one-year period ended September 30, 2021 prepared by Bluerock. The Board considered that, as the Fund was a specialized product, its unique strategy required appropriate expertise to successfully execute, and, accordingly, Bluerock had invested in quality personal and other resources. They acknowledged Bluerock had assumed significant business risks in managing the Fund. The Trustees concluded that Bluerock realized a reasonable, but not excessive profit in connection with its relationship with the Fund.

Economies of Scale. The Board considered whether economies of scale had been or would likely be realized by Bluerock, and the impact of sub-advisory fee breakpoints on the overall costs. The Trustees noted that successful execution of the strategy has required additional work as the Fund has grown. They also noted Bluerock had been waiving fees as result of the expense cap during 2021. Accordingly, the Board agreed that breakpoints were not necessary at this time, that the expense cap had benefitted shareholders, and agreed to revisit whether economies of scale had been realized in the future.

Conclusion. In considering the Bluerock Agreement, the Trustees did not identify any one factor as all important, but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. The Trustees, having requested and received such information from Bluerock as they believed reasonably necessary to evaluate the terms of the Bluerock Agreement, and assisted by the advice of independent counsel, determined that continuation of the Bluerock Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

Mercer Agreement

Nature, Extent and Quality of Services. The Board considered the role of Mercer with respect to the Fund, noting that Mercer’s principal responsibilities were to assist Bluerock by providing research on various real estate investment managers and investment options, which may include detailed write ups and recommendations of those options. The Board considered the ongoing monitoring by Mercer of the Fund’s investment options to assist Bluerock in allocations, rebalancing and managing cash flows. The Board considered that Mercer’s services continued to be primarily consultative in nature and that the firm did not maintain responsibility with respect to the Fund’s adherence to its investment objective or limitations. The Board considered the depth and quality of the research performed by Mercer. A representative of Bluerock confirmed that Bluerock had a good working relationship with Mercer for nearly 10 years, and as the Fund grew, the Fund may benefit more from Mercer’s global reach. The Fund’s CCO reported that there are no compliance issues to report. The Board concluded that the nature, overall quality and extent of services provided by Mercer to Bluerock and the Fund were satisfactory.

Performance. The Board considered that Mercer’s function was to provide consultative services to Bluerock and that Mercer did not approve or make investment decisions for the Fund. The Board considered the Fund’s overall performance and that Bluerock continued to be satisfied with the services provided by Mercer and believed the services positively impacted performance, and recommended continuation of the agreement with Mercer. Based on the information provided, the Board concluded that Mercer’s performance supported renewal of the Mercer Agreement.

Fees and Expenses. The Board considered Mercer’s fees for its services, noting that Bluerock and Mercer had agreed to a tiered fee schedule providing for breakpoints at various levels. The Board considered the unique nature of the services provided by Mercer, noting that Mercer did not provide similar sub-advisory services for any other client. In consideration of these and other factors, including that Bluerock was satisfied with Mercer’s services and Bluerock paid such fees directly, the Board concluded that Mercer’s fees were not unreasonable.

Economies of Scale. The Board discussed whether economies of scale had been achieved with respect to the management of the Fund under the Mercer Agreement and whether there was potential for realization of any further economies of scale. The Board considered that the Mercer Agreement included breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at Bluerock, rather than sub-advisory level.

Profitability. The Board noted that Mercer did not calculate profitability on a per client basis or provide similar sub-advisory services for any other account. The Board also noted that Mercer was usually compensated on a per-investment basis with respect to the monitoring and reporting that it performed for other clients. The Board considered the fees paid to Mercer during the period and representations of Mercer of what Mercer estimated it would have received on its standard fee schedule, but also noted that such estimates did not include all services provided by Mercer to the Fund. With this context, the Board concluded that Mercer’s profitability was not unreasonable.

36

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2022 (Unaudited)

Conclusion. The Board noted that in considering the Mercer Agreement, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances. Further, it noted that each Trustee may have afforded a different weight to different factors. The Board, having requested and received such information from Mercer as the Board believed to be reasonably necessary to evaluate the terms of the Mercer Agreement, and as assisted by the advice of counsel, concluded that continuation of the Mercer Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

RREEF Agreement

Nature, Extent and Quality of Services. The Board reviewed the materials provided by RREEF related to the RREEF Agreement. The Board reviewed the experience of professional personnel performing services for the Fund, noting no changes in the personnel primarily responsible for providing services to the Fund, and the personnel had impressive credentials. A representative of Bluerock discussed the groups within RREEF with which Bluerock interacts, the services that RREEF provides to the Fund, and a description of the manner in which investment decisions were made for the Fund by two separate divisions of RREEF. The Board noted that Bluerock was pleased with the performance and quality of services provided by RREEF, and the Board also noted that RREEF had a broad global view of the market, and as the Fund continued to grow, this relationship would continue to provide value to shareholders. The Board considered the relative sophistication of techniques employed by RREEF in designing and executing investment strategies. The Board also considered the fact that Bluerock utilized RREEF for debt investments, which required a multi-team approach by RREEF. The Board recognized RREEF’s expertise in this area and long track record making these investments, but also that Bluerock held the ultimate decision-making authority for direct debt investments. The Board concluded that RREEF had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the RREEF Agreement.

Performance. The Board considered that RREEF provided investment advice for the limited portion of the Fund’s portfolio allocated by Bluerock to publicly-traded real estate securities and debt securities. The Board considered that RREEF provided the Fund bespoke investment advice that may not correlate to investment advice rendered for any other account or portfolio managed by RREEF. The Board noted that RREEF’s performance had been accretive, and its work related to the Fund’s direct debt investments reflected the firm’s expertise in assisting Bluerock in selecting investments. The Board concluded that RREEF’s overall performance was satisfactory and that Bluerock’s continued relationship with RREEF would benefit shareholders.

Fees and Expenses. The Board then discussed the fees paid to RREEF. The Board considered that RREEF’s sub-advisory fees for the liquid real assets portion of the account started at 0.60% of the average daily value of the assets allocated to RREEF and scaled downward depending on the applicable breakpoint. The Board noted that with respect to the Fund’s direct debt investments sub-advised by RREEF, fees started at 0.75% of the average daily value of the Fund’s direct debt investments and scaled downward depending on the applicable breakpoint. The Board commented that the Fund was not responsible for these fees, rather, these fees were paid directly by Bluerock. The Board reviewed RREEF’s soft dollar commission-sharing that provided for research that benefitted RREEF, not Bluerock, which RREEF utilized when managing client accounts. The Board considered the portion of the Fund allocated to RREEF and the level of active management and personalized service the Fund received from RREEF. With respect to the direct debt investments, the Board noted RREEF’s representation that it did not provide those same services to other clients. The Board concluded that based on RREEF’s experience, expertise, and services provided to the Fund, that the fees paid to RREEF were not unreasonable.

Profitability. The Board also considered the profitability of the two divisions of RREEF providing services. The Board reviewed RREEF’s reported expenses of delivering the services to the Fund across each investment strategy and fees earned during the period. The Board that RREEF had earned profits due in part to the significant efficiencies of the organization, but that the reported costs of providing the services do not necessarily capture all research costs incurred across the organization, and that RREEF’s profits were not unreasonable. The Board concluded that excessive profitability was not an issue with respect to RREEF.

Economies of Scale. The Board considered whether economies of scale were likely achieved by RREEF. The Board considered that RREEF had agreed to breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale were considered at Bluerock’s renewal.

Conclusion. The Board noted that in considering the RREEF Agreement, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances, and that each Trustee may have afforded a different weight to different factors. The Board, having requested and received such information from RREEF as the Board believed to be reasonably necessary to evaluate the terms of the RREEF Agreement, and as assisted by the advice of counsel, found that approval of the RREEF Agreement was in the best interests of the Fund and its shareholders.

Semi-Annual Report | March 31, 2022	37

Bluerock Total Income+ Real Estate Fund	Additional Information

March 31, 2022 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

38

Bluerock Total Income+ Real Estate Fund	Privacy Policy

March 31, 2022 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-819-8287

Semi-Annual Report | March 31, 2022	39

Bluerock Total Income+ Real Estate Fund	Privacy Policy

March 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

•     Open an account

•     Provide account information

•     Give us your contact information

•     Make deposits or withdrawals from your account

•     Make a wire transfer

•     Tell us where to send the money

•     Tells us who receives the money

•     Show your government-issued ID

•     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

•     Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. · Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

40

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Investment Adviser

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 3, 2022

By:	/s/Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	June 3, 2022